Supplement dated September 12, 2011
to the Summary Prospectuses and Statutory Prospectus dated November 29, 2010

The fourth sentence of the legend on each Fund’s Summary Prospectus is deleted and replaced with the following:

The Fund’s Prospectus and Statement of Additional Information, both dated November 29, 2010, as supplemented on September 12, 2011, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

The following information supplements each Fund’s Summary Prospectus and the Statutory Prospectus and supersedes any statements to the contrary:

It is the Green Century Funds’ policy not to accept accounts that are an investment option of a participant-directed plan or program of a government entity, as defined in Rule 206(4)-5 of the Investment Advisers Act of 1940.